EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Year Ended December 31, 2016

INDEX

Page
Investor Information	3
2016 Business Developments	4 - 6
Common Shares Data	7
Financial Highlights	8
Net Asset Value	9 - 10
Funds From Operations	11
Net Income, as Adjusted	12
Funds From Operations, as Adjusted	13
Funds Available for Distribution	14
Net Income/EBITDA (Consolidated and by Segment)	15 - 21
EBITDA by Segment and Region	22
Consolidated Balance Sheets	23
Capital Structure	24
Debt Analysis	25 - 27
Unconsolidated Joint Ventures	28 - 30
Square Footage	31
Top 30 Tenants	32
Lease Expirations	33 - 34
Leasing Activity	35 - 37
Occupancy, Same Store EBITDA and Residential Statistics	38
Development/Redevelopment Summary	39
Capital Expenditures	40 - 43
Property Table	44 - 57

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Scott Freitag	Brad K. Burke	John W. Guinee/Erin T. Aslakson
Bank of America/Merrill Lynch	Goldman Sachs	Stifel Nicolaus & Company
646-855-5808/646-855-3197	917-343-2082	443-224-1307/443-224-1350

Ross Smotrich/Peter Siciliano	Jed Reagan/Daniel Ismail	Michael Lewis
Barclays Capital	Green Street Advisors	SunTrust Robinson Humphrey
212-526-2306/212-526-3098	949-640-8780	212-319-5659

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Gene Nusinzon	Nick Yulico/Frank Lee
Citi	JP Morgan	UBS
212-816-1383/212-816-1382	212-622-6682/212-633-1041	212-713-3402/415-352-5679

Vincent Chao	Vikram Malhotra/Sumit Sharma
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-7064/212-761-7567

Steve Sakwa/Robert Simone	Alexander Goldfarb/Daniel Santos
Evercore ISI	Sandler O'Neill
212-446-9462/212-446-9459	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines/Craig Guttenplan	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-8078	212-340-3835/212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2016 BUSINESS DEVELOPMENTS

Washington, DC Spin-off

On October 31, 2016, Vornado’s Board of Trustees approved the tax-free spin-off of our Washington, DC segment and we entered into a definitive agreement to merge it with the business and certain select assets of The JBG Companies (“JBG”), a Washington, DC real estate company.  Steven Roth, the Chairman of the Board of Trustees and Chief Executive Officer of Vornado, will be Chairman of the Board of Trustees of the new company, which will be named JBG SMITH Properties.  Mitchell Schear, President of our Washington, DC business, will be a member of the Board of Trustees of the new company.  The pro rata distribution to Vornado common shareholders and Class A Operating Partnership unitholders is intended to be treated as a tax-free spin-off for U.S. federal income tax purposes. It is expected to be made on a pro rata 1:2 basis.  The initial Form 10 registration statement relating to the spin-off and merger was filed with the SEC on January 23, 2017 and the distribution and combination are expected to be completed in the second quarter of 2017. The distribution and combination are subject to certain conditions, including the SEC declaring the Form 10 registration statement effective, filing and approval of the new company’s listing application, receipt of regulatory approvals and third party consents by each of the Company and JBG, and formal declaration of the distribution by Vornado’s Board of Trustees. The distribution and combination are not subject to a vote by Vornado’s shareholders or Operating Partnership unitholders. Vornado’s Board of Trustees has approved the transaction.  JBG has obtained all requisite approvals from its investment funds for this transaction.  There can be no assurance that this transaction will be completed.

Investment Activities

On March 17, 2016, we entered into a joint venture, in which we own a 33.3% interest, which owns a $150,000,000 mezzanine loan with an interest rate of LIBOR plus 8.88% and an initial maturity date in November 2016, with two three-month extension options.  On November 9, 2016, the mezzanine loan was extended to May 2017 with an interest rate of LIBOR plus 9.42% (10.08% at December 31, 2016) during the extension period.  As of December 31, 2016, the joint venture has fully funded its commitments.  The joint venture’s investment is subordinate to $350,000,000 of third party debt.  We account for our investment in the joint venture under the equity method.

On May 20, 2016, we contributed $19,650,000 for a 50.0% equity interest in a joint venture that will develop 606 Broadway, a 34,000 square foot office and retail building, located on Houston Street in Manhattan.  The development cost of this project is estimated to be approximately $104,000,000.  At closing, the joint venture obtained a $65,000,000 construction loan, of which approximately $25,800,000 was outstanding at December 31, 2016.  The loan, which bears interest at LIBOR plus 3.00% (3.66% at December 31, 2016), matures in May 2019 with two one-year extension options.  Because this joint venture is a VIE and we determined we are the primary beneficiary, we consolidate the accounts of this joint venture from the date of our investment.

Dispositions

On May 27, 2016, we sold a 47% ownership interest in 7 West 34th Street, a 479,000 square foot Manhattan office building leased to Amazon, and retained the remaining 53% interest.  This transaction was based on a property value of approximately $561,000,000 or $1,176 per square foot.  We received net proceeds of $127,382,000 from the sale and realized a net gain of $203,324,000, of which $159,511,000 was recognized in the second quarter of 2016 and is included in “net gain on disposition of wholly owned and partially owned assets” in our consolidated statements of income.  The remaining net gain of $43,813,000 has been deferred until our guarantee of payment of loan principal and interest is removed or the loan is repaid.  We realized a net tax gain of $90,017,000.   We continue to manage and lease the property.  We share control over major decisions with our joint venture partner.  Accordingly, this property is accounted for under the equity method from the date of sale.

On December 19, 2016, we completed the sale of our 20% interest in Fairfax Square to our joint venture partner for $15,500,000, which resulted in a net gain of approximately $15,302,000.

On August 24, 2016, the Skyline properties, located in Fairfax, Virginia, were placed in receivership.  On December 21, 2016, the final disposition of the Skyline properties was completed by the receiver.  In connection therewith, the Skyline properties’ assets (approximately $236,535,000) and liabilities (approximately $724,412,000), were removed from our consolidated balance sheet which resulted in a net gain of $487,877,000.  There was no taxable income related to this transaction.

2016 BUSINESS DEVELOPMENTS

Financing Activities

On February 8, 2016, we completed a $700,000,000 refinancing of 770 Broadway, a 1,158,000 square foot Manhattan office building.  The five-year loan is interest only at LIBOR plus 1.75% (2.40% at December 31, 2016), which was swapped for four and a half years to a fixed rate of 2.56%.  The Company realized net proceeds of approximately $330,000,000.  The property was previously encumbered by a 5.65%, $353,000,000 mortgage which was scheduled to mature in March 2016.

On March 7, 2016, the joint venture, in which we have a 55% ownership interest, completed a $300,000,000 refinancing of One Park Avenue, a 949,000 square foot Manhattan office building.  The loan matures in March 2021 and is interest only at LIBOR plus 1.75% (2.40% at December 31, 2016).  The property was previously encumbered by a 4.995%, $250,000,000 mortgage which matured in March 2016.

On May 6, 2016, the joint venture, in which we have a 55% ownership interest, completed a $273,000,000 refinancing of The Warner Building, a 622,000 square foot Washington, DC office building.  The loan matures in June 2023, has a fixed rate of 3.65%, is interest only for the first two years and amortizes based on a 30-year schedule beginning in year three. The property was previously encumbered by a 6.26%, $293,000,000 mortgage which matured in May 2016.

On May 11, 2016, the joint venture, in which we have a 50% ownership interest, completed a $900,000,000 refinancing of 280 Park Avenue, a 1,249,000 square foot Manhattan office building.  The three-year loan with four one-year extensions is interest only at LIBOR plus 2.00% (2.66% at December 31, 2016).  The property was previously encumbered by a 6.35%, $721,000,000 mortgage which was scheduled to mature in June 2016.

On May 16, 2016, we completed a $300,000,000 recourse financing of 7 West 34th Street.  The ten-year loan is interest only at a fixed rate of 3.65% and matures in June 2026.

On August 3, 2016, the joint venture, in which we have 49.9% ownership interest, completed an $80,000,000 refinancing of 50-70 West 93rd Street, a 326 unit Manhattan residential complex.  The three-year loan with two one-year extensions is interest only at LIBOR plus 1.70% (2.40% at December 31, 2016).  The property was previously encumbered by a $44,980,000 first mortgage at LIBOR plus 1.90% and an $18,481,000 second mortgage at LIBOR plus 1.65%, which were scheduled to mature in September 2016.

On September 1, 2016, we redeemed all of the outstanding 6.875% Series J cumulative redeemable preferred shares/units at their redemption price of $25.00 per share/unit, or $246,250,000 in the aggregate, plus accrued and unpaid dividends/distributions through the date of redemption.  In connection therewith, we expensed $7,408,000 of issuance costs, which reduced net income attributable to common shareholders and net income attributable to Class A unitholders in the twelve months ended December 31, 2016.  These costs had been initially recorded as a reduction of shareholders’ equity and partners’ capital.

On September 6, 2016, we completed a $675,000,000 refinancing of theMART, a 3,652,000 square foot commercial building in Chicago.  The five-year loan is interest only and has a fixed rate of 2.70%.  The Company realized net proceeds of approximately $124,000,000.  The property was previously encumbered by a 5.57%, $550,000,000 mortgage which was scheduled to mature in December 2016.

On November 7, 2016, we extended one of our two $1.25 billion unsecured revolving credit facilities from June 2017 to February 2021 with two six-month extension options.  The interest rate on the extended facility was lowered from LIBOR plus 115 basis points to LIBOR plus 100 basis points.  The facility fee remains unchanged at 20 basis points.

On December 2, 2016, we completed a $400,000,000 refinancing of 350 Park Avenue, a 571,000 square foot Manhattan office building.  The ten-year loan is interest only and has a fixed rate of 3.92%.  The Company realized net proceeds of approximately $111,000,000.  The property was previously encumbered by a 3.75%, $284,000,000 mortgage which was scheduled to mature in January 2017.

2016 BUSINESS DEVELOPMENTS

Financing Activities – continued

61 Ninth Avenue

On December 21, 2016, the venture obtained a $90,000,000 construction loan. The loan matures in December 2020 with two six-month extension options. The interest rate is LIBOR plus 3.05%. As of December 31, 2016, there was nothing drawn on the loan.

Other Activities

Farley Post Office Redevelopment

In September 2016, a joint venture between the Related Companies and Vornado was designated by New York State to redevelop the historic Farley Post Office building. The building will include a new Moynihan Train Hall and approximately 850,000 rentable square feet of office space and ancillary train hall retail.  The joint venture will enter into a 99-year, triple-net lease and make a $230,000,000 contribution towards the construction of the train hall.  Total costs for the redevelopment of the office and retail space are yet to be determined.

85 Tenth Avenue

In 2007, we made $50,000,000 of junior and senior mezzanine loans to the owner of 85 Tenth Avenue, a 626,000 square foot Manhattan office building.  The loans were secured by equity interests in the property.  In connection with the loans, we received the right to acquire a 49.9% equity interest in the property upon repayment of the loans.  Pursuant to ASC 310-10-25-14, we accounted for our investment as an investment in real estate under the equity method.  In February 2013, through a joint venture with an affiliate of the owner of 85 Tenth Avenue, we invested an additional $14,583,000 in senior mezzanine loans.  In August 2014, we made an $8,413,000 preferred equity investment in the owner of 85 Tenth Avenue, bringing our total cash investment in 85 Tenth Owner to $72,996,000.

As of December 1, 2016, our share of the net losses of 85 Tenth Avenue reduced our basis to $30,936,000.  On December 1, 2016, the owner of 85 Tenth Avenue completed a 10-year, 4.55% $625,000,000 refinancing of the property and we received net proceeds of $191,779,000 in repayment of our existing loans and preferred equity investments.  We recognized $160,843,000 of income and no tax gain as a result of this transaction.  In conjunction with the repayment of the loans, we exercised our right to receive a 49.9% interest in the property, which we are accounting for under the equity method.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016
High price	$105.91	$108.69	$100.13	$99.97
Low price	$86.35	$97.18	$90.13	$78.91
Closing price - end of quarter	$104.37	$101.21	$100.12	$94.43

Annualized dividend per share	$2.52	$2.52	$2.52	$2.52

Annualized dividend yield - on closing price	2.4%	2.5%	2.5%	2.7%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)	201,823	201,816	201,760	201,763

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options	$21.1 Billion	$20.4 Billion	$20.2 Billion	$19.1 Billion

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), net income attributable to common shareholders, as adjusted, FFO, as adjusted, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2016	2015	2016	2016	2015
Total revenues	$638,260	$651,581	$633,197	$2,506,202	$2,502,267

Net income attributable to common shareholders	$651,181	$230,742	$66,125	$823,606	$679,856
Per common share:
Basic	$3.44	$1.22	$0.35	$4.36	$3.61
Diluted	$3.43	$1.22	$0.35	$4.34	$3.59

Net income attributable to common shareholders, as adjusted	$56,708	$86,441	$76,577	$253,881	$310,401
Per diluted share	$0.30	$0.46	$0.40	$1.34	$1.64

FFO, as adjusted	$214,738	$238,059	$235,379	$886,803	$900,877
Per diluted share	$1.13	$1.26	$1.24	$4.66	$4.75

FFO	$797,734	$259,528	$225,529	$1,457,583	$1,039,035
FFO - Operating Partnership Basis ("OP Basis")	$850,493	$276,682	$240,466	$1,552,485	$1,105,604
Per diluted share	$4.20	$1.37	$1.19	$7.66	$5.48

Dividends per common share	$0.63	$0.63	$0.63	$2.52	$2.52

FFO payout ratio (based on FFO, as adjusted)	55.8%	50.0%	50.8%	54.1%	53.1%
FAD payout ratio	112.5%	131.3%	92.6%	109.6%	88.1%

Weighted average shares used in determining FFO per diluted share - REIT basis	190,108	189,688	190,090	190,173	189,564
Convertible units:
Class A	11,485	11,362	11,557	11,513	10,956
D-13	484	482	459	499	476
G1-G4	38	40	38	39	75
Equity awards - unit equivalents	566	654	536	331	638
Weighted average shares used in determining FFO per diluted share - OP Basis	202,681	202,226	202,680	202,555	201,709

COMPONENTS OF NET ASSET VALUE (AT SHARE)
(unaudited and in millions, except per share amounts)
	Q4 2016 Annualized
					Incremental
		Non-cash			NOI	Pro-forma
	EBITDA,	Adjustments	Add-back:	Cash NOI,	from Signed	Cash
	as Adjusted	& Other(1)	G&A(2)	as Adjusted	Leases (3)	NOI		Cap Rate	Value
New York - Office	$682	$(133)	$33	$582	$92	$674		4.50%	$14,978
New York - Retail	390	(56)	-	334	9	343		3.75%	9,147
New York - Residential	25	(3)	-	22	-	22		3.50%	629
theMART	85	-	6	91	12	103		5.00%	2,060
555 California Street	43	(7)	-	36	1	37	(4)	N/A	1,260
Total Vornado	$1,225	$(199)	$39	$1,065	$114	$1,179			$28,074

Washington, DC Segment (at JBG SMITH Properties transaction value)									$5,997

Other Asset Values:

Cash, restricted cash and marketable securities									$1,768
220 CPS - incremental value after repayment of debt and taxes								900
Less: Dividends paid to common shareholders								(100)
									800
ALX - 1,654,000 shares at $427 per share (as of December 31, 2016)									706
Hotel Pennsylvania									500
85 Tenth Avenue (VNO's 49.9% share at fair value)									417
BMS (annualized Q4 2016 EBITDA of $25 at a 7.0x multiple)									175
UE - 5,717,000 shares at $28 per share (as of December 31, 2016)									157
Real estate fund investments (VNO's share at fair value)									146
PEI - 6,250,000 shares at $19 per share (as of December 31, 2016)									119
Other assets									800
Other construction in progress (at 110% of book value)									133
Total other asset values									$5,721

Liabilities (see following page)									$12,434
NAV									$27,358
NAV per share
(202.2 million weighted average OP basis shares)									$135

See notes on following page

COMPONENTS OF NET ASSET VALUE (AT SHARE)
(unaudited and in millions)

	Liabilities
	Q4 2016		Adjustments		Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$8,719		$(950)	(5)	$7,769
Non-consolidated real estate debt	2,682	(6)	(691)	(7)	1,991
Corporate unsecured debt	850		-		850
Revolver/term loan	491		(375)	(8)	116
Other liabilities	764		(240)	(9)	524
Perpetual preferred (at redemption value)	1,075		-		1,075
Capital required for leases	-		109		109
Total Liabilities	$14,581		$(2,147)		$12,434

(1)

Annualized straight-line rent adjustments, acquired below market leases non-cash income (FAS 141) and amortization expense, inclusive of our share of unconsolidated joint ventures and elimination of non-cash EBITDA from 666 Fifth Avenue - Office.

(2)	Corporate G&A for the New York segment is reflected in New York Office (i.e., not allocated to Retail or Residential).
(3)

Represents remaining portion of the $200 million of incremental NOI from signed leases as disclosed on our first quarter earnings call. These amounts exclude Washington, DC and the portion related to the sale of a 47% interest in 7 West 34th Street.

(4)	Excludes incremental NOI from the lease-up of 315 and 345 Montgomery Street.
(5)	220 Central Park South debt.
(6)	Excludes our share of debt of ALX, UE & PEI as they are presented on an equity basis in other asset values.
(7)	666 Fifth Avenue – Office.
(8)	220 Central Park South delayed-draw term loan outstanding balance.
(9)	1535 Broadway capital lease obligation of $240 which will be offset by the incremental value from purchasing the fee from Host Hotels & Resorts in the future.

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2016	2015	2016	2016	2015
Reconciliation of our net income to FFO:
Net income attributable to common shareholders	$651,181	$230,742	$66,125	$823,606	$679,856
Per diluted share	$3.43	$1.22	$0.35	$4.34	$3.59

FFO adjustments:
Depreciation and amortization of real property	$133,389	$131,910	$130,892	$531,620	$514,085
Net gains on sale of real estate	(15,302)	(142,693)	-	(177,023)	(289,117)
Real estate impairment losses	-	-	-	160,700	256
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	37,160	37,275	40,281	154,795	143,960
Net gains on sale of real estate	(12)	-	(2,522)	(2,853)	(4,513)
Real estate impairment losses	792	4,141	1,134	6,328	16,758
	156,027	30,633	169,785	673,567	381,429
Noncontrolling interests' share of above adjustments	(9,495)	(1,869)	(10,403)	(41,267)	(22,342)
FFO adjustments, net	$146,532	$28,764	$159,382	$632,300	$359,087

FFO attributable to common shareholders	$797,713	$259,506	$225,507	$1,455,906	$1,038,943
Convertible preferred share dividends	21	22	22	86	92
Earnings allocated to Out-Performance Plan units	-	-	-	1,591	-
FFO attributable to common shareholders plus assumed conversions	797,734	259,528	225,529	1,457,583	1,039,035
Add back of income allocated to noncontrolling interests of the
Operating Partnership	52,759	17,154	14,937	94,902	66,569
FFO - OP Basis (1)	$850,493	$276,682	$240,466	$1,552,485	$1,105,604
FFO per diluted share (1)	$4.20	$1.37	$1.19	$7.66	$5.48

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2016	2015	2016	2016	2015
Net income attributable to common shareholders	(A)	$651,181	$230,742	$66,125	$823,606	$679,856
Per diluted share		$3.43	$1.22	$0.35	$4.34	$3.59
Certain items that impact net income attributable to common shareholders:
Net gain on extinguishment of Skyline properties debt		$487,877	$-	$-	$487,877	$-
Income from the repayment of our investments in 85 Tenth Avenue loans
and preferred equity		160,843	-	-	160,843	-
Net gain on sale of our 20% interest in Fairfax Square		15,302	-	-	15,302	-
Acquisition and transaction related costs		(14,743)	(4,951)	(3,808)	(26,037)	(12,511)
Default interest on Skyline properties mortgage loan		(2,480)	-	(2,632)	(7,823)	-
Net (loss) income from discontinued operations and sold properties		(117)	13,943	962	1,730	32,419
Net gains on sale of real estate		-	142,693	-	159,511	255,964
Net gains on sale of residential condominiums		-	4,231	-	714	6,724
Preferred share issuance costs (Series J redemption)		-	-	(7,408)	(7,408)	-
Skyline properties impairment loss		-	-	-	(160,700)	-
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	-	-	-	90,030
Net gain on sale of our interest in Monmouth Mall		-	-	-	-	33,153
Our share of partially owned entities
Real estate impairment losses		(14,754)	(4,141)	(1,134)	(20,290)	(21,260)
Net gains on sale of real estate		13	-	2,522	2,854	4,513
Other		208	1,671	-	183	3,004
		632,149	153,446	(11,498)	606,756	392,036
Noncontrolling interests' share of above adjustments		(37,676)	(9,145)	1,046	(37,031)	(22,581)
Certain items that impact net income attributable to common shareholders, net	(B)	$594,473	$144,301	$(10,452)	$569,725	$369,455
Per diluted share		$3.13	$0.76	$(0.05)	$3.00	$1.95

Net income attributable to common shareholders, as adjusted	(A-B)	$56,708	$86,441	$76,577	$253,881	$310,401
Per diluted share		$0.30	$0.46	$0.40	$1.34	$1.64

RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2016	2015	2016	2016	2015
FFO attributable to common shareholders plus assumed conversions	(A)	$797,734	$259,528	$225,529	$1,457,583	$1,039,035
Per diluted share		$4.20	$1.37	$1.19	$7.66	$5.48
Certain items that impact FFO:
Net gain on extinguishment of Skyline properties debt		$487,877	$-	$-	$487,877	$-
Income from the repayment of our investments in 85 Tenth Avenue loans
and preferred equity		160,843	-	-	160,843	-
Acquisition and transaction related costs		(14,743)	(4,951)	(3,808)	(26,037)	(12,511)
Default interest on Skyline properties mortgage loan		(2,480)	-	(2,632)	(7,823)	-
FFO from discontinued operations and sold properties		2,202	22,137	3,372	11,923	64,263
Net gain on sale of residential condominiums		-	4,231	-	714	6,724
Preferred share issuance costs (Series J redemption)		-	-	(7,408)	(7,408)	-
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	-	-	-	90,030
Our share of partially owned entities:
Real estate impairment losses		(13,962)	-	-	(13,962)	(4,502)
Other		208	1,671	-	183	3,004
		619,945	23,088	(10,476)	606,310	147,008
Noncontrolling interests' share of above adjustments		(36,949)	(1,619)	626	(35,530)	(8,850)
Certain items that impact FFO, net	(B)	$582,996	$21,469	$(9,850)	$570,780	$138,158
Per diluted share		$3.07	$0.11	$(0.05)	$3.00	$0.73

FFO, as adjusted	(A-B)	$214,738	$238,059	$235,379	$886,803	$900,877
Per diluted share		$1.13	$1.26	$1.24	$4.66	$4.75

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2016	2015	2016	2016	2015

FFO attributable to common shareholders plus assumed conversions	(A)	$797,734	$259,528	$225,529	$1,457,583	$1,039,035

Adjustments to arrive at FAD:
Adjustments to FFO per page 13,
excluding FFO attributable to discontinued operations and sold properties		617,743	951	(13,848)	594,387	82,745
Recurring tenant improvements, leasing commissions and other capital expenditures		124,014	109,889	87,090	386,733	277,438
Straight-line rentals		27,827	45,158	34,915	146,787	153,540
Carried interest and our share of net unrealized (loss) gain
from real estate fund investments		(27,583)	9,222	(97)	(18,944)	18,950
Amortization of acquired below-market leases, net		11,068	32,677	11,410	51,370	76,917
Amortization of debt issuance costs		(8,402)	(9,344)	(8,539)	(34,714)	(32,161)
Stock-based compensation expense		(6,077)	(6,518)	(6,117)	(33,980)	(39,846)
Non real estate depreciation		(2,522)	(1,548)	(1,447)	(7,799)	(8,699)
Noncontrolling interests' share of above adjustments		(43,878)	(11,190)	(6,183)	(63,562)	(31,844)
	(B)	692,190	169,297	97,184	1,020,278	497,040

FAD(1)	(A-B)	$105,544	$90,231	$128,345	$437,305	$541,995

FAD payout ratio(2)		112.5%	131.3%	92.6%	109.6%	88.1%

(1)

FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME/EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	December 31,			September 30,
	2016	2015	Inc (Dec)	2016
Property rentals	$493,545	$456,839	$36,706	$477,215
Straight-line rent adjustments	27,989	45,158	(17,169)	34,915
Amortization of acquired below-market leases, net	11,526	33,135	(21,609)	11,868
Total property rentals	533,060	535,132	(2,072)	523,998
Tenant expense reimbursements	68,826	64,742	4,084	71,425
Fee and other income:
BMS cleaning fees	21,160	19,176	1,984	20,820
Management and leasing fees	4,844	4,320	524	6,644
Lease termination fees	1,794	19,076	(17,282)	2,118
Other income	8,576	9,135	(559)	8,192
Total revenues	638,260	651,581	(13,321)	633,197
Operating expenses	262,023	257,505	4,518	260,826
Depreciation and amortization	141,821	139,953	1,868	138,968
General and administrative	44,569	41,469	3,100	40,442
Acquisition and transaction related costs	14,743	4,951	9,792	3,808
Total expenses	463,156	443,878	19,278	444,044
Operating income	175,104	207,703	(32,599)	189,153
Income (loss) from partially owned entities	164,860	(3,921)	168,781	4,127
(Loss) income from real estate fund investments	(52,352)	21,959	(74,311)	1,077
Interest and other investment income, net	9,284	7,360	1,924	6,508
Interest and debt expense	(98,244)	(98,915)	671	(98,365)
Net gain on extinguishment of Skyline properties debt	487,877	-	487,877	-
Net gain on disposition of wholly owned and partially owned assets	15,510	146,924	(131,414)	-
Income before income taxes	702,039	281,110	420,929	102,500
Income tax benefit (expense)	1,493	450	1,043	(4,865)
Income from continuing operations	703,532	281,560	421,972	97,635
Income from discontinued operations	1,012	1,984	(972)	2,969
Net income	704,544	283,544	421,000	100,604
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	5,010	(17,395)	22,405	(3,658)
Net income attributable to the Operating Partnership	709,554	266,149	443,405	96,946
Interest and debt expense	130,464	121,118	9,346	122,979
Depreciation and amortization	173,071	170,733	2,338	172,980
Income tax (benefit) expense	(1,229)	(30)	(1,199)	5,102
EBITDA	$1,011,860	$557,970	$453,890	$398,007

Capitalized leasing and development payroll	$5,072	$5,148	$(76)	$5,412
Capitalized interest and debt expense	$9,275	$10,488	$(1,213)	$8,384

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.  We consider EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

Our 7.5% interest in Fashion Centre Mall/Washington Tower will not be included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

CONSOLIDATED NET INCOME/EBITDA
(unaudited and in thousands)
	Year Ended December 31,
	2016	2015	Inc (Dec)
Property rentals	$1,903,577	$1,844,297	$59,280
Straight-line rent adjustments	146,949	153,540	(6,591)
Amortization of acquired below-market leases, net	53,202	78,749	(25,547)
Total property rentals	2,103,728	2,076,586	27,142
Tenant expense reimbursements	260,667	260,976	(309)
Fee and other income:
BMS cleaning fees	78,920	82,113	(3,193)
Management and leasing fees	20,891	16,831	4,060
Lease termination fees	9,516	27,233	(17,717)
Other income	32,480	38,528	(6,048)
Total revenues	2,506,202	2,502,267	3,935
Operating expenses	1,024,336	1,011,249	13,087
Depreciation and amortization	565,059	542,952	22,107
General and administrative	179,279	175,307	3,972
Skyline properties impairment loss	160,700	-	160,700
Acquisition and transaction related costs	26,037	12,511	13,526
Total expenses	1,955,411	1,742,019	213,392
Operating income	550,791	760,248	(209,457)
Income (loss) from partially owned entities	165,389	(12,630)	178,019
(Loss) income from real estate fund investments	(23,602)	74,081	(97,683)
Interest and other investment income, net	29,546	26,978	2,568
Interest and debt expense	(402,674)	(378,025)	(24,649)
Net gain on extinguishment of Skyline properties debt	487,877	-	487,877
Net gain on disposition of wholly owned and partially owned assets	175,735	251,821	(76,086)
Income before income taxes	983,062	722,473	260,589
Income tax (expense) benefit	(8,312)	84,695	(93,007)
Income from continuing operations	974,750	807,168	167,582
Income from discontinued operations	7,172	52,262	(45,090)
Net income	981,922	859,430	122,492
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(21,351)	(55,765)	34,414
Net income attributable to the Operating Partnership	960,571	803,665	156,906
Interest and debt expense	507,362	469,843	37,519
Depreciation and amortization	694,214	664,637	29,577
Income tax expense (benefit)	11,838	(85,379)	97,217
EBITDA	$2,173,985	$1,852,766	$321,219

Capitalized leasing and development payroll	$22,412	$20,368	$2,044
Capitalized interest and debt expense	$34,097	$59,305	$(25,208)

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended December 31, 2016
	Total	New York		Washington, DC		Other
Property rentals	$493,545	$329,993		$104,765		$58,787
Straight-line rent adjustments	27,989	18,650		4,795		4,544
Amortization of acquired below-market leases, net	11,526	10,786		341		399
Total property rentals	533,060	359,429		109,901		63,730
Tenant expense reimbursements	68,826	52,180		10,094		6,552
Fee and other income:
BMS cleaning fees	21,160	26,296		-		(5,136)
Management and leasing fees	4,844	2,389		2,453		2
Lease termination fees	1,794	1,317		147		330
Other income	8,576	2,299		5,596		681
Total revenues	638,260	443,910		128,191		66,159
Operating expenses	262,023	182,762		47,643		31,618
Depreciation and amortization	141,821	84,099		37,181		20,541
General and administrative	44,569	8,307		7,612		28,650
Acquisition and transaction related costs	14,743	-		-		14,743
Total expenses	463,156	275,168		92,436		95,552
Operating income (loss)	175,104	168,742		35,755		(29,393)
Income (loss) from partially owned entities	164,860	2,764		(1,097)		163,193
(Loss) from real estate fund investments	(52,352)	-		-		(52,352)
Interest and other investment income (loss), net	9,284	1,409		(143)		8,018
Interest and debt expense	(98,244)	(54,492)		(18,038)		(25,714)
Net gain on extinguishment of Skyline properties debt	487,877	-		487,877		-
Net gain on disposition of wholly owned and partially owned assets	15,510	-		15,302		208
Income before income taxes	702,039	118,423		519,656		63,960
Income tax benefit (expense)	1,493	(1,377)		(199)		3,069
Income from continuing operations	703,532	117,046		519,457		67,029
Income from discontinued operations	1,012	-		-		1,012
Net income	704,544	117,046		519,457		68,041
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	5,010	(3,747)		-		8757
Net income attributable to the Operating Partnership	709,554	113,299		519,457		76,798
Interest and debt expense	130,464	71,880		19,934		38,650
Depreciation and amortization	173,071	104,513		41,007		27,551
Income tax (benefit) expense	(1,229)	1,487		199		(2,915)
EBITDA for the three months ended December 31, 2016	$1,011,860	$291,179		$580,597		$140,084

EBITDA for the three months ended December 31, 2015	$557,970	$443,496		$77,779		$36,695

EBITDA, as adjusted:
For the three months ended December 31, 2016	$370,768	$291,179	(1)	$72,085	(2)	$7,504	(3)
For the three months ended December 31, 2015	$393,654	$282,069	(1)	$72,074	(2)	$39,511	(3)

See notes on page 19.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Year Ended December 31, 2016
	Total	New York		Washington, DC		Other
Property rentals	$1,903,577	$1,250,053		$415,375		$238,149
Straight-line rent adjustments	146,949	95,967		25,030		25,952
Amortization of acquired below-market leases, net	53,202	48,376		1,353		3,473
Total property rentals	2,103,728	1,394,396		441,758		267,574
Tenant expense reimbursements	260,667	199,038		39,104		22,525
Fee and other income:
BMS cleaning fees	78,920	97,612		-		(18,692)
Management and leasing fees	20,891	7,531		13,240		120
Lease termination fees	9,516	7,705		746		1,065
Other income	32,480	7,092		23,269		2,119
Total revenues	2,506,202	1,713,374		518,117		274,711
Operating expenses	1,024,336	716,754		194,398		113,184
Depreciation and amortization	565,059	340,969		144,036		80,054
General and administrative	179,279	35,864		29,729		113,686
Skyline properties impairment loss	160,700	-		160,700		-
Acquisition and transaction related costs	26,037	-		-		26,037
Total expenses	1,955,411	1,093,587		528,863		332,961
Operating income (loss)	550,791	619,787		(10,746)		(58,250)
Income (loss) from partially owned entities	165,389	(2,379)		(7,227)		174,995
Loss from real estate fund investments	(23,602)	-		-		(23,602)
Interest and other investment income (loss), net	29,546	5,093		(2)		24,455
Interest and debt expense	(402,674)	(216,685)		(72,434)		(113,555)
Net gain on extinguishment of Skyline properties debt	487,877	-		487,877		-
Net gain on disposition of wholly owned and partially owned assets	175,735	159,511		15,302		922
Income before income taxes	983,062	565,327		412,770		4,965
Income tax expense	(8,312)	(5,508)		(1,083)		(1,721)
Income from continuing operations	974,750	559,819		411,687		3,244
Income from discontinued operations	7,172	-		-		7,172
Net income	981,922	559,819		411,687		10,416
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(21,351)	(13,558)		-		(7,793)
Net income attributable to the Operating Partnership	960,571	546,261		411,687		2,623
Interest and debt expense	507,362	280,563		81,723		145,076
Depreciation and amortization	694,214	435,961		158,720		99,533
Income tax expense	11,838	5,911		2,979		2,948
EBITDA for the year ended December 31, 2016	$2,173,985	$1,268,696		$655,109		$250,180

EBITDA for the year ended December 31, 2015	$1,852,766	$1,250,819		$426,175		$175,772

EBITDA, as adjusted:
For the year ended December 31, 2016	$1,521,291	$1,106,065	(1)	$290,499	(2)	$124,727	(3)
For the year ended December 31, 2015	$1,498,802	$1,070,841	(1)	$290,571	(2)	$137,390	(3)

See notes on following page.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA, as adjusted, are summarized below.
		Three Months Ended December 31,		Year Ended December 31,
		2016	2015	2016	2015
	Office (including BMS EBITDA of $6,165, $6,026, $24,145, and $23,935, respectively)	$170,469	$162,042	$643,262	$625,594
	Retail	97,528	93,615	381,554	357,079
	Residential	6,160	6,011	25,060	22,266
	Alexander's	11,302	11,708	46,182	42,858
	Hotel Pennsylvania	5,720	8,693	10,007	23,044
	Total New York	$291,179	$282,069	$1,106,065	$1,070,841

(2)	The elements of "Washington, DC" EBITDA, as adjusted, are summarized below.
		Three Months Ended December 31,		Year Ended December 31,
		2016	2015	2016	2015
	Office	$58,694	$61,668	$243,842	$249,784
	Residential	13,391	10,406	46,657	40,787
	Total Washington, DC	$72,085	$72,074	$290,499	$290,571

(3)	The elements of "Other" EBITDA, as adjusted, are summarized below.
		Three Months Ended December 31,		Year Ended December 31,
		2016	2015	2016	2015
	Our share of real estate fund investments:
	Income before net realized/unrealized (loss) gain	$2,298	$1,732	$8,607	$8,611
	Net realized/unrealized (loss) gain	(19,603)	5,115	(16,270)	14,657
	Carried interest	(17,399)	4,448	(13,379)	10,696
	Total (loss) income from real estate fund investments	(34,704)	11,295	(21,042)	33,964
	theMART (including trade shows)	21,156	16,930	91,845	79,159
	555 California Street	10,690	11,738	45,827	49,975
	India real estate ventures	1,100	1,704	3,685	3,933
	Other investments	30,308	17,107	82,505	50,390
		28,550	58,774	202,820	217,421
	Corporate general and administrative expenses(a) (b)	(24,230)	(24,373)	(100,594)	(106,416)
	Investment income and other, net(a)	3,184	5,110	22,501	26,385
	Total Other	$7,504	$39,511	$124,727	$137,390

	(a)	The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $2,588, $438, $5,213, and $111, respectively.
	(b)

The year ended December 31, 2015 includes a cumulative catch up of $4,542 from the acceleration of recognition of compensation expense related to the modification of the 2012-2014 Out-Performance Plans.

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended December 31, 2016
		Total	New York	Washington, DC	Other
Net income attributable to the Operating Partnership		$709,554	$113,299	$519,457	$76,798
Interest and debt expense		130,464	71,880	19,934	38,650
Depreciation and amortization		173,071	104,513	41,007	27,551
Income tax (benefit) expense		(1,229)	1,487	199	(2,915)
EBITDA	(A)	1,011,860	291,179	580,597	140,084
Certain items that impact EBITDA:
Net gain on extinguishment of Skyline properties debt		487,877	-	487,877	-
Income from the repayment of our investments in 85 Tenth Avenue loans
and preferred equity		160,843	-	-	160,843
Net gains on sale of real estate		15,315	-	15,302	13
Real estate impairment losses		(14,754)	-	-	(14,754)
Acquisition and transaction related costs		(14,743)	-	-	(14,743)
EBITDA from discontinued operations and sold properties		6,345	-	5,333	1,012
Net gain on sale of New York REIT, Inc. shares		209	-	-	209
Certain items that impact EBITDA	(B)	641,092	-	508,512	132,580

EBITDA, as adjusted	(A-B)	$370,768	$291,179	$72,085	$7,504

		Three Months Ended December 31, 2015
		Total	New York	Washington, DC	Other
Net income (loss) attributable to the Operating Partnership		$266,149	$272,620	$15,358	$(21,829)
Interest and debt expense		121,118	64,347	19,574	37,197
Depreciation and amortization		170,733	105,131	42,601	23,001
Income tax (benefit) expense		(30)	1,398	246	(1,674)
EBITDA	(A)	557,970	443,496	77,779	36,695
Certain items that impact EBITDA:
Net gains on sale of real estate and residential condominiums		146,924	142,693	-	4,231
EBITDA from discontinued operations and sold properties		26,845	18,734	6,110	2,001
Acquisition and transaction related costs		(4,951)	-	-	(4,951)
Real estate impairment loss		(4,141)	-	-	(4,141)
Other		(361)	-	(405)	44
Certain items that impact EBITDA	(B)	164,316	161,427	5,705	(2,816)

EBITDA, as adjusted	(A-B)	$393,654	$282,069	$72,074	$39,511

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Year Ended December 31, 2016
		Total	New York	Washington, DC	Other
Net income attributable to the Operating Partnership		$960,571	$546,261	$411,687	$2,623
Interest and debt expense		507,362	280,563	81,723	145,076
Depreciation and amortization		694,214	435,961	158,720	99,533
Income tax expense		11,838	5,911	2,979	2,948
EBITDA	(A)	2,173,985	1,268,696	655,109	250,180
Certain items that impact EBITDA:
Net gain on extinguishment of Skyline properties debt		487,877	-	487,877	-
Real estate impairment losses		(180,990)	-	(160,700)	(20,290)
Net gains on sale of real estate and residential condominiums		178,381	159,511	15,302	3,568
Income from the repayment of our investments in 85 Tenth Avenue loans
and preferred equity		160,843	-	-	160,843
EBITDA from discontinued operations and sold properties		32,436	3,120	22,131	7,185
Acquisition and transaction related costs		(26,062)	-	-	(26,062)
Net gain on sale of New York REIT, Inc. shares		209	-	-	209
Certain items that impact EBITDA	(B)	652,694	162,631	364,610	125,453

EBITDA, as adjusted	(A-B)	$1,521,291	$1,106,065	$290,499	$124,727

		Year Ended December 31, 2015
		Total	New York	Washington, DC	Other
Net income attributable to the Operating Partnership		$803,665	$603,301	$168,969	$31,395
Interest and debt expense		469,843	248,724	80,795	140,324
Depreciation and amortization		664,637	394,028	178,021	92,588
Income tax (benefit) expense		(85,379)	4,766	(1,610)	(88,535)
EBITDA	(A)	1,852,766	1,250,819	426,175	175,772
Certain items that impact EBITDA:
Net gains on sale of real estate and residential condominiums		300,354	142,693	102,404	55,257
EBITDA from discontinued operations and sold properties		87,293	35,985	33,605	17,703
Real estate impairment losses		(21,516)	-	-	(21,516)
Acquisition and transaction related costs		(12,511)	-	-	(12,511)
Other		344	1,300	(405)	(551)
Certain items that impact EBITDA	(B)	353,964	179,978	135,604	38,382

EBITDA, as adjusted	(A-B)	$1,498,802	$1,070,841	$290,571	$137,390

EBITDA, AS ADJUSTED BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, as adjusted by geographic region.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Segment and Region
New York	74%	74%	72%	72%
Washington, DC	18%	19%	19%	20%
theMART, Chicago (included in "Other" segment)	5%	4%	6%	5%
555 California Street, San Francisco (included in "Other" segment)	3%	3%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	December 31, 2016	December 31, 2015	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$4,065,142	$4,164,799	$(99,657)
Buildings and improvements	12,727,980	12,582,671	145,309
Development costs and construction in progress	1,430,276	1,226,637	203,639
Leasehold improvements and equipment	116,560	116,030	530
Total	18,339,958	18,090,137	249,821
Less accumulated depreciation and amortization	(3,513,574)	(3,418,267)	(95,307)
Real estate, net	14,826,384	14,671,870	154,514
Cash and cash equivalents	1,501,027	1,835,707	(334,680)
Restricted cash	98,295	107,799	(9,504)
Marketable securities	203,704	150,997	52,707
Tenant and other receivables, net	94,467	98,062	(3,595)
Investments in partially owned entities	1,428,019	1,550,422	(122,403)
Real estate fund investments	462,132	574,761	(112,629)
Receivable arising from the straight-lining of rents, net	1,032,736	931,245	101,491
Deferred leasing costs, net	454,345	480,421	(26,076)
Identified intangible assets, net	192,731	227,901	(35,170)
Assets related to discontinued operations	5,570	37,020	(31,450)
Other assets	515,437	477,088	38,349
Total assets	$20,814,847	$21,143,293	$(328,446)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,278,263	$9,513,713	$(235,450)
Senior unsecured notes, net	845,577	844,159	1,418
Unsecured revolving credit facilities	115,630	550,000	(434,370)
Unsecured term loan, net	372,215	183,138	189,077
Accounts payable and accrued expenses	458,694	443,955	14,739
Deferred revenue	287,846	346,119	(58,273)
Deferred compensation plan	121,374	117,475	3,899
Liabilities related to discontinued operations	2,870	12,470	(9,600)
Other liabilities	435,436	426,965	8,471
Total liabilities	11,917,905	12,437,994	(520,089)
Redeemable noncontrolling interests	1,278,446	1,229,221	49,225
Vornado shareholders' equity	6,898,519	6,697,595	200,924
Noncontrolling interests in consolidated subsidiaries	719,977	778,483	(58,506)
Total liabilities, redeemable noncontrolling interests and equity	$20,814,847	$21,143,293	$(328,446)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			December 31, 2016
Debt (contractual balances):
Consolidated debt:
Mortgages payable			$9,374,297
Senior unsecured notes			850,000
$750 Million unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			115,630
			10,714,927
Pro rata share of debt of non-consolidated entities
(excluding $1,833,253 of Toys' debt)			3,229,444
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(598,202)
			13,346,169

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G preferred shares	8,000	$25.00	200,000
6.625% Series I preferred shares	10,800	25.00	270,000
5.70% Series K preferred shares	12,000	25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
			1,075,428

		December 31, 2016
	Converted	Common
	Shares	Share Price
Equity:
Common shares	189,101	$104.37	19,736,471
Class A units	11,438	104.37	1,193,784
Convertible share equivalents:
Equity awards - unit equivalents	759	104.37	79,217
D-13 preferred units	447	104.37	46,653
G1-G4 units	38	104.37	3,966
Series A preferred shares	40	104.37	4,175
			21,064,266

Total Market Capitalization			$35,485,863

DEBT ANALYSIS
(unaudited and in thousands)
	As of December 31, 2016
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
(Contractual debt balances)	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$10,714,927	3.32%	$3,765,054	2.40%	$6,949,873	3.82%
Pro rata share of debt of non-consolidated entities:
Toys	1,833,253	7.28%	1,162,072	6.05%	671,181	9.42%
All other	3,229,444	4.17%	1,109,376	2.49%	2,120,068	5.04%
Total	15,777,624	3.96%	6,036,502	3.12%	9,741,122	4.47%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(598,202)		(139,264)		(458,938)
Company's pro rata share of total debt	$15,179,422	3.97%	$5,897,238	3.14%	$9,282,184	4.50%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity date/put date	6/30/2019	1/15/2022
Principal amount	$450,000	$400,000
Coupon/effective economic interest rate	2.500%/2.581%	5.000%/5.057%
Ratings:
Moody's/S&P/Fitch	Baa2/BBB/BBB	Baa2/BBB/BBB

Debt Covenant Ratios:(1)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities		Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual	Required	Actual
Total outstanding debt/total assets(2)	Less than 65%	46%	46%	Less than 60%	34%	Less than 60%	34%
Secured debt/total assets	Less than 50%	39%	39%	Less than 50%	29%	Less than 50%	29%
Interest coverage ratio (annualized combined
EBITDA to annualized interest expense)	Greater than 1.50	3.18	3.18		N/A		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.99	Greater than 1.40	2.99
Unencumbered assets/unsecured debt	Greater than 150%	692%	692%		N/A		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	12%	Less than 60%	12%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	14.42	Greater than 1.50	14.42

Unencumbered EBITDA:	Q4 2016
	Annualized
New York	$462,076
Washington, DC	158,572
Other	26,076
Total	$646,724

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2017	2018	2019	2020	2021	Thereafter	Total
1700 & 1730 M Street	05/17	L+125	1.86%	$43,581	$-	$-	$-	$-	$-	$43,581
2011 Crystal Drive	08/17		7.30%	75,004	-	-	-	-	-	75,004
220 20th Street	02/18		4.61%	-	68,426	-	-	-	-	68,426
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	80,000	-	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	60,782	-	-	-	-	60,782
Senior unsecured notes due 2019	06/19		2.50%	-	-	450,000	-	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	2.99%	-	-	97,706	-	-	-	97,706
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.68%	-	-	115,630	-	-	-	115,630
4 Union Square South - retail	11/19	L+215	2.77%	-	-	116,022	-	-	-	116,022
2200/2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	2.25%	-	-	-	11,000	-	-	11,000
150 West 34th Street	06/20	L+225	2.90%	-	-	-	205,000	-	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.28%	-	-	-	580,000	-	-	580,000
220 Central Park South	09/20	L+200	2.77%	-	-	-	950,000	-	-	950,000
$750 Million unsecured term loan	10/20	L+115	1.88%	-	-	-	375,000	-	-	375,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	450,000	-	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	375,000	-	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	56,607	-	56,607
770 Broadway	03/21		2.56%	-	-	-	-	700,000	-	700,000
909 Third Avenue	05/21		3.91%	-	-	-	-	350,000	-	350,000
606 Broadway	05/21	L+300	3.66%	-	-	-	-	25,768	-	25,768
WestEnd25	06/21		4.88%	-	-	-	-	100,841	-	100,841
Universal Buildings	08/21	L+190	2.52%	-	-	-	-	185,000	-	185,000
555 California Street	09/21		5.10%	-	-	-	-	579,795	-	579,795
theMART	09/21		2.70%	-	-	-	-	675,000	-	675,000
655 Fifth Avenue	10/21	L+140	2.02%	-	-	-	-	140,000	-	140,000
Two Penn Plaza	12/21	(2)	4.07%	-	-	-	-	575,000	-	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	-	-	-	-	-	-	-	-
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.42%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	141,625	141,625
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	143,415	143,415

See notes on the following page.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2017	2018	2019	2020	2021	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$91,015	$91,015
RiverHouse Apartments	04/25	L+128	1.90%	-	-	-	-	-	307,710	307,710
350 Park Avenue	01/27		3.92%	-	-	-	-	-	400,000	400,000

Total consolidated debt (contractual)				$118,585	$209,208	$779,358	$2,946,000	$3,388,011	$3,273,765	$10,714,927

Weighted average rate				5.30%	4.82%	2.48%	2.80%	3.51%	3.63%	3.32%

Fixed rate debt				$75,004	$209,208	$450,000	$825,000	$2,874,606	$2,516,055	$6,949,873
Fixed weighted average rate expiring				7.30%	4.82%	2.50%	3.59%	3.72%	4.06%	3.82%

Floating rate debt				$43,581	$-	$329,358	$2,121,000	$513,405	$757,710	$3,765,054
Floating weighted average rate expiring				1.86%	-	2.45%	2.49%	2.36%	2.21%	2.40%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)

Pursuant to an existing swap agreement, $412,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $163,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of December 31, 2016
				Contractual Debt Balances
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	December 31, 2016	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$129,324	$342,192	$1,056,147

Pennsylvania Real Estate Investment Trust (“PREIT”)	REIT	8.0%	122,883	140,297	1,747,543

India real estate ventures	Office/Land	4.1% to 36.5%	30,290	46,824	187,296

Urban Edge Properties (“UE”)	REIT	5.4%	24,523	65,259	1,209,994

85 Tenth Avenue	Office	49.9%	-	311,875	625,000

Partially owned office buildings:
280 Park Avenue	Office	50.0%	270,188	450,000	900,000
One Park Avenue	Office	55.0%	122,648	165,000	300,000
650 Madison Avenue	Office/Retail	20.1%	118,301	161,024	800,000
512 West 22nd Street	Office	55.0%	60,986	33,907	61,650
666 Fifth Avenue Office Condominium	Office	49.5%	53,271	691,335	1,396,637
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	45,107	19,341	38,366
West 57th Street properties	Office	50.0%	43,046	9,877	19,753
Warner Building	Office	55.0%	39,419	150,150	273,000
330 Madison Avenue	Office	25.0%	28,919	37,500	150,000
825 Seventh Avenue	Office	50.0%	4,884	10,250	20,500
1101 17th Street	Office	55.0%	(3,105)	17,050	31,000
Other	Office	Various	13,541	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	142,641	275,550	550,000
Toys "R" Us, Inc.	Retailer	32.5%	-	1,833,253	5,640,779
Other	Various	Various	181,153	125,548	727,632
			$1,428,019	$4,903,697	$15,785,447

7 West 34th Street(1)	Office/Retail	53.0%	$(43,022)	$159,000	$300,000

(1)	Our negative basis results from a $43,813 deferred gain from the sale of a 47.0% ownership interest in the property and is included in "other liabilities" on our consolidated balance sheet.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the			Our Share of EBITDA for the
	Ownership at	Three Months Ended December 31,			Three Months Ended December 31,
	December 31, 2016	2016		2015	2016		2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(7,869)		$(10,125)	$6,947		$5,912
Alexander's, Inc.	32.4%	6,830		7,452	11,302		11,706
330 Madison Avenue	25.0%	1,341		1,772	2,333		2,701
7 West 34th Street	53.0%	1,309		-	3,475		-
Independence Plaza	50.1%	1,177		(772)	5,485		5,432
650 Madison Avenue (retail under development)	20.1%	(1,010)		(1,154)	2,586		2,321
One Park Avenue	55.0%	856		588	3,678		3,558
280 Park Avenue	50.0%	(723)		944	8,532		8,375
825 Seventh Avenue	50.0%	685		635	847		792
West 57th Street properties (partially under development)	50.0%	28		(80)	324		243
Other	Various	140		(128)	1,959		1,191
		2,764		(868)	47,468		42,231

Washington, DC:
Rosslyn Plaza	43.7% to 50.4%	(901)		(1,044)	1,016		830
Warner Building	55.0%	(433)		(1,015)	2,470		2,884
1101 17th Street	55.0%	343		446	756		841
Other	Various	(106)		(100)	383		448
		(1,097)		(1,713)	4,625		5,003

Other:
85 Tenth Avenue	49.9%	172,553	(1)	1,159	178,169	(1)	7,440
India real estate ventures	4.1% to 36.5%	(14,585)		(366)	(12,861)		1,704
Alexander's corporate fee income	32.4%	1,463		1,068	1,463		1,068
UE	5.4%	1,316		1,506	2,800		3,010
PREIT	8.0%	(450)		(3,605)	3,862		1,254
Other	Various	2,896		(1,102)	5,271		84
		163,193		(1,340)	178,704		14,560

		$164,860		$(3,921)	$230,797		$61,794

(1)	Includes $160,843 of income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Year Ended December 31,	Year Ended December 31,
December 31, 2016	2016	2015	2016	2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(41,532)	$(37,495)	$28,452	$24,726
Alexander's, Inc.	32.4%	27,470	24,209	46,182	42,856
330 Madison Avenue	25.0%	5,934	6,332	9,737	10,228
Independence Plaza	50.1%	5,256	(5,354)	22,044	20,353
280 Park Avenue	50.0%	(4,850)	1,444	32,266	28,717
650 Madison Avenue (retail under development)	20.1%	(4,820)	8,786	9,367	24,043
One Park Avenue	55.0%	3,370	2,952	14,502	15,839
7 West 34th Street	53.0%	3,032	-	8,258	-
825 Seventh Avenue	50.0%	2,770	2,723	3,414	3,307
West 57th Street properties (partially under development)	50.0%	84	(2,459)	1,290	760
Other	Various	907	(483)	10,055	4,263
(2,379)	655	185,567	175,092

Washington, DC:
Rosslyn Plaza	43.7% to 50.4%	(3,668)	(3,337)	4,062	4,170
Warner Building	55.0%	(3,010)	(6,416)	9,510	9,307
1101 17th Street	55.0%	(220)	3,522	3,291	3,149
Other	Various	(329)	211	1,779	2,367
(7,227)	(6,020)	18,642	18,993

Other:
85 Tenth Avenue	49.9%	178,072	(1)	(1,015)	199,688	(1)	25,461
India real estate ventures	4.1% to 36.5%	(18,122)	(18,746)	(10,276)	(10,873)
Alexander's corporate fee income	32.4%	6,770	6,869	6,770	6,869
UE	5.4%	5,839	4,394	11,810	8,763
PREIT	8.0%	(5,213)	(7,450)	14,240	2,799
Other	Various	7,649	8,683	13,346	11,448
174,995	(7,265)	235,578	44,467

$165,389	$(12,630)	$439,787	$238,552

(1)	Includes $160,843 of income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,227	16,962	16,779	-	183	-
Retail	2,672	2,464	-	2,464	-	-
Residential - 1,692 units	1,559	826	-	-	-	826
Alexander's (32.4% interest),
including 312 residential units	2,437	790	288	419	-	83
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	28,295	22,442	17,067	2,883	183	2,309

Washington, DC:
Office	11,141	10,123	9,443	680	-	-
Residential - 3,156 units	3,245	3,103	-	43	-	3,060
Other	330	330	-	9	-	321
	14,716	13,556	9,443	732	-	3,381

Other:
theMART	3,671	3,662	1,955	98	1,609	-
555 California Street (70% interest)	1,738	1,217	1,124	93	-	-
Other	1,811	850	13	837	-	-
	7,220	5,729	3,092	1,028	1,609	-

Total square feet at December 31, 2016	50,231	41,727	29,602	4,643	1,792	5,690

Total square feet at September 30, 2016	50,305	41,793	29,620	4,750	1,814	5,609

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,686	11	4,970
Washington, DC		6,965	45	22,110
theMART		558	4	1,651
555 California Street		168	1	453
Total at December 31, 2016		9,377	61	29,184

TOP 30 TENANTS
(unaudited)

	Our	Our Pro Rata Share of
	Share of	Annualized
	Square	Revenues(1)	% of Pro Rata
Tenants	Footage(1)	(in thousands)	Annualized Revenues
U.S. Government	3,231,849	$110,119	3.8%
IPG and affiliates	923,896	56,184	1.9%
Swatch Group USA	25,634	38,158	1.3%
Macy's	646,434	37,708	1.3%
Victoria's Secret	91,427	33,820	1.2%
Bloomberg L.P.	287,898	32,805	1.1%
Facebook	370,534	32,740	1.1%
AXA Equitable Life Insurance	336,646	31,670	1.1%
AOL (Verizon)	327,138	29,874	1.0%
Ziff Brothers Investments, Inc.	287,030	28,942	1.0%
McGraw-Hill Companies, Inc.	479,557	27,878	1.0%
The City of New York	565,846	23,712	0.8%
AMC Networks, Inc.	404,920	23,091	0.8%
J. Crew	310,233	23,038	0.8%
Topshop	94,349	22,643	0.8%
Motorola Mobility (guaranteed by Google)	609,071	22,163	0.8%
Fast Retailing (Uniqlo)	90,732	21,939	0.8%
Neuberger Berman Group LLC	288,684	21,800	0.7%
Madison Square Garden	353,134	21,692	0.7%
Forever 21	127,779	21,631	0.7%
Hollister	21,741	18,686	0.6%
JCPenney	426,370	18,681	0.6%
Amazon	249,175	17,082	0.6%
PricewaterhouseCoopers LLP	243,434	16,884	0.6%
Bank of America	231,356	17,284	0.6%
Family Health International	320,791	15,304	0.5%
Hennes & Mauritz (H&M)	51,363	15,230	0.5%
Cushman & Wakefield	175,042	14,291	0.5%
Lockheed Martin	296,589	14,198	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,703	0.5%
			28.2%

(1) Includes leases not yet commenced.

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	25,000	$1,254,000	$50.16	0.1%

	First Quarter 2017	98,000	6,725,000	68.62	0.6%
	Second Quarter 2017	184,000	10,405,000	56.55	1.0%
	Third Quarter 2017	108,000	7,269,000	67.31	0.7%
	Fourth Quarter 2017	99,000	7,371,000	74.45	0.7%
	Total 2017	489,000	31,770,000	64.97	3.0%
	2018	1,153,000	85,505,000	74.16	7.9%
	2019	826,000	57,322,000	69.40	5.3%
	2020	1,466,000	99,053,000	67.57	9.2%
	2021	1,242,000	86,776,000	69.87	8.1%
	2022	688,000	37,809,000	54.95	3.5%
	2023	1,725,000	132,048,000	76.55	12.3%
	2024	1,227,000	93,797,000	76.44	8.7%
	2025	742,000	53,343,000	71.89	5.0%
	2026	1,298,000	92,625,000	71.36	8.6%

Retail:	Month to Month	50,000	$2,509,000	$50.18	0.6%

	First Quarter 2017	10,000	5,684,000	568.40	1.3%
	Second Quarter 2017	6,000	4,967,000	827.83	1.1%
	Third Quarter 2017	1,000	511,000	511.00	0.1%
	Fourth Quarter 2017	11,000	2,212,000	201.09	0.5%
	Total 2017	28,000	13,374,000	477.64	3.0%
	2018	171,000	44,423,000	259.78	10.0%
	2019	202,000	34,039,000	168.51	7.7%
	2020	72,000	10,588,000	147.06	2.4%
	2021	52,000	10,283,000	197.75	2.3%
	2022	33,000	3,855,000	116.82	0.9%
	2023	81,000	20,523,000	253.37	4.6%
	2024	151,000	59,881,000	396.56	13.5%
	2025	38,000	18,428,000	484.95	4.2%
	2026	136,000	42,233,000	310.54	9.5%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	93,000	$2,516,000	$27.05	0.7%

	First Quarter 2017	453,000	16,154,000	35.66	4.4%
	Second Quarter 2017	142,000	5,431,000	38.25	1.5%
	Third Quarter 2017	207,000	8,298,000	40.09	2.3%
	Fourth Quarter 2017	153,000	6,382,000	41.71	1.7%
	Total 2017	955,000	36,265,000	37.97	9.9%
	2018	943,000	43,658,000	46.30	11.9%
	2019	1,143,000	51,492,000	45.05	14.0%
	2020	845,000	42,980,000	50.86	11.7%
	2021	793,000	35,331,000	44.55	9.6%
	2022	1,149,000	52,207,000	45.44	14.2%
	2023	225,000	10,202,000	45.34	2.8%
	2024	377,000	15,840,000	42.02	4.3%
	2025	319,000	12,685,000	39.76	3.5%
	2026	192,000	9,154,000	47.68	2.5%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the tables below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York Office
		Long Island City	New York	Washington, DC
	Manhattan	(Center Building)	Retail	Office
Three Months Ended December 31, 2016
Total square feet leased	609	17	10	329
Our share of square feet leased:	432	17	10	311
Initial rent (1)	$78.29	$35.41	$906.91	$41.59
Weighted average lease term (years)	7.8	9.8	9.8	4.6
Second generation relet space:
Square feet	358	-	7	272
GAAP basis:
Straight-line rent (2)	$77.10	$-	$178.19	$40.43
Prior straight-line rent	$71.95	$-	$164.21	$39.11
Percentage increase	7.2%	-	8.5%	3.4%
Percentage increase inclusive of 3 square foot Dyson lease at 640 Fifth (3)			515.6%
Cash basis:
Initial rent (1)	$77.16	$-	$160.47	$41.91
Prior escalated rent	$72.41	$-	$170.45	$41.12
Percentage increase (decrease)	6.6%	-	(5.9%)	1.9%
Percentage increase inclusive of 3 square foot Dyson lease at 640 Fifth (3)			396.4%
Tenant improvements and leasing commissions:
Per square foot	$73.69	$75.81	$813.04	$23.20
Per square foot per annum	$9.45	$7.74	$82.96	$5.04
Percentage of initial rent	12.1%	21.8%	9.1%	12.1%

See notes on page 37.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)		Long Island City	New York	Washington, DC
	Manhattan	(Center Building)	Retail	Office
Year Ended December 31, 2016
Total square feet leased	1,939	302	111	1,427
Our share of square feet leased:	1,541	302	90	1,350
Initial rent (1)	$78.97	$39.84	$285.17	$40.41
Weighted average lease term (years)	9.3	6.0	9.1	4.2
Second generation relet space:
Square feet	1,382	285	69	1,072
GAAP basis:
Straight-line rent (2)	$78.30	$38.68	$204.95	$38.56
Prior straight-line rent	$66.15	$28.69	$166.14	$39.53
Percentage increase (decrease)	18.4%	34.8%	23.4%	(2.5%)
Percentage increase inclusive of 3 square foot Dyson lease at 640 Fifth (3)			94.9%
Cash basis:
Initial rent (1)	$78.37	$40.10	$194.35	$41.08
Prior escalated rent	$68.03	$30.53	$173.70	$42.47
Percentage increase (decrease)	15.2%	31.4%	11.9%	(3.3%)
Percentage increase inclusive of 3 square foot Dyson lease at 640 Fifth (3)			70.1%
Tenant improvements and leasing commissions:
Per square foot	$72.81	$21.66	$184.74	$19.62
Per square foot per annum	$7.83	$3.61	$20.30	$4.67
Percentage of initial rent	9.9%	9.1%	7.1%	11.6%

See notes on the following page.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)		New York		Washington, DC
		Office	Retail	Office
Year Ended December 31, 2015
	Total square feet leased	2,276	91	1,987
	Our share of square feet leased:	1,838	82	1,847
	Initial rent (1)	$78.55	$917.59	$40.20
	Weighted average lease term (years)	9.2	13.7	8.6
	Second generation relet space:
	Square feet	1,297	74	1,322
	GAAP basis:
	Straight-line rent (2)	$77.03	$1,056.66	$39.57	(4)
	Prior straight-line rent	$62.73	$529.31	$43.08	(4)
	Percentage increase (decrease)	22.8%	99.6%	(8.2%)	(4)
	Cash basis:
	Initial rent (1)	$78.89	$907.49	$40.12	(4)
	Prior escalated rent	$66.21	$364.56	$43.99	(4)
	Percentage increase (decrease)	19.1%	148.9%	(8.8%)	(4)
	Tenant improvements and leasing commissions:
	Per square foot	$69.36	$688.42	$55.14
	Per square foot per annum	$7.54	$50.25	$6.41
	Percentage of initial rent	9.6%	5.5%	15.9%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.
(3)	The Dyson lease was signed after this space had been vacant for greater than nine months and therefore, by company policy, does not qualify as "second generation" relet space.
(4)

Excluding 371 square feet of leasing activity with the U.S. Marshals Service (of which 293 square feet is second generation relet space), the initial rent and prior escalated rent on a GAAP basis was $42.30 and $43.89 per square foot, respectively (3.6% decrease), and the initial rent and prior escalated rent on a cash basis was $42.43 and $43.96 per square foot, respectively (3.5% decrease).

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:		New York	Washington, DC
Occupancy rate at:
	December 31, 2016	96.5%	90.5%
	September 30, 2016	95.8%	91.3%
	December 31, 2015	96.4%	91.6%

Same store EBITDA % increase (decrease):
	Three months ended December 31, 2016 vs. December 31, 2015	7.8% (1)	2.3%
	Year ended December 31, 2016 vs. December 31, 2015	6.3% (2)	2.8%
	Three months ended December 31, 2016 vs. September 30, 2016	4.1% (3)	(3.7%)

Cash basis same store EBITDA % increase (decrease):
	Three months ended December 31, 2016 vs. December 31, 2015	17.6% (1)	4.4%
	Year ended December 31, 2016 vs. December 31, 2015	8.6% (2)	3.8%
	Three months ended December 31, 2016 vs. September 30, 2016	8.2% (3)	(2.3%)

(1)	Excluding Hotel Pennsylvania, same store EBITDA increased by 9.2% and by 19.8% on a cash basis.
(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 7.7% and by 10.3% on a cash basis.
(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 3.6% and by 7.6% on a cash basis.

Residential Statistics (in service):		Vornado's Ownership Interest
				Average Monthly
	Number of Units	Number of Units	Occupancy Rate	Rent Per Unit
New York:
December 31, 2016(1)	2,004	977	95.7%	$3,576
September 30, 2016(1)	2,002	976	96.1%	$3,535
December 31, 2015	1,711	886	95.0%	$3,495

Washington, DC:
December 31, 2016	3,156	3,046	97.8%	$2,064
September 30, 2016	3,058	2,948	98.1%	$2,060
December 31, 2015	2,630	2,520	96.4%	$2,044

(1)	Includes The Alexander (32.4% ownership) from the date of stabilization in the third quarter of 2016.

DEVELOPMENT/REDEVELOPMENT SUMMARY
(unaudited and in thousands, except square feet)
			As of December 31, 2016
			(At Vornado's Ownership Interest)

									Full
		Property	Excluding Land Costs						Quarter
		Rentable	Incremental	Amount		%		Initial	Stabilized
Current Projects:	Segment	Sq. Ft.	Budget	Expended		Complete	Start	Occupancy	Operations
220 Central Park South - residential condominiums	Other	397,000	$1,300,000	$609,420	(1)	46.9%	Q3 2012	N/A	N/A
512 W 22nd Street (55.0% interest)	New York	173,000	72,000	16,579	(2)	23.0%	Q4 2015	Q1 2018	Q1 2020
61 Ninth Avenue (45.1% interest)	New York	170,000	68,000	17,363	(3)	25.5%	Q1 2016	Q1 2018	Q1 2020
606 Broadway (50.0% interest)	New York	34,000	30,000	10,417	(4)	34.7%	Q2 2016	Q1 2019	Q2 2020
Total current projects				$653,779
		Property
		Zoning
Future Opportunities:	Segment	Sq. Ft.
Penn Plaza District - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000

(1)			Excludes land and acquisition costs of $515,426 ($589,500 on an economic basis). Delivery of condo units is expected to commence in mid-2018.
(2)	Excludes land and acquisition costs of $57,000.
(3)	The building is subject to a ground lease which expires in 2115.
(4)			Excludes land and acquisition costs of $22,703.

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Year Ended December 31,
	2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$114,031	$125,215	$107,728
Tenant improvements	86,630	153,696	205,037
Leasing commissions	38,938	50,081	79,636
Non-recurring capital expenditures	55,636	116,875	122,330
Total capital expenditures and leasing commissions (accrual basis)	295,235	445,867	514,731
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	268,101	156,753	140,490
Expenditures to be made in future periods for the current period	(117,910)	(222,469)	(313,746)
Total capital expenditures and leasing commissions (cash basis)	$445,426	$380,151	$341,475

Our share of square feet leased	3,283	3,767	5,204
Tenant improvements and leasing commissions per square foot per annum	$7.15	$8.43	$6.53
Percentage of initial rent	11.0%	10.8%	10.3%

Development and redevelopment expenditures:
220 Central Park South	$303,974	$158,014	$78,059
The Bartlett	67,580	103,878	38,163
640 Fifth Avenue	46,282	17,899	440
90 Park Avenue	33,308	29,937	8,910
theMART	24,788	588	3,066
2221 South Clark Street (residential conversion)	15,939	23,711	3,481
Penn Plaza	11,904	17,701	4,009
Marriott Marquis Times Square - retail and signage	9,283	21,929	112,390
Wayne Towne Center	8,461	20,633	19,740
330 West 34th Street	5,492	32,613	41,592
Other	79,554	63,916	234,337
	$606,565	$490,819	$544,187

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
	2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$67,239	$57,752	$48,518
Tenant improvements	63,995	68,869	143,007
Leasing commissions	32,475	35,099	66,369
Non-recurring capital expenditures	41,322	81,240	64,423
Total capital expenditures and leasing commissions (accrual basis)	205,031	242,960	322,317
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	159,144	93,105	67,577
Expenditures to be made in future periods for the current period	(100,151)	(118,911)	(205,258)
Total capital expenditures and leasing commissions (cash basis)	$264,024	$217,154	$184,636

Our share of square feet leased	1,933	1,920	3,530
Tenant improvements and leasing commissions per square foot per annum	$7.98	$10.20	$6.82
Percentage of initial rent	9.7%	8.9%	9.1%

Development and redevelopment expenditures:
640 Fifth Avenue	$46,282	$17,899	$440
90 Park Avenue	33,308	29,937	8,910
Penn Plaza	11,904	17,701	4,009
Marriott Marquis Times Square - retail and signage	9,283	21,929	112,390
330 West 34th Street	5,492	32,613	41,592
Other	11,934	8,100	46,465
	$118,203	$128,179	$213,806

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
	2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$24,745	$25,589	$23,425
Tenant improvements	12,712	51,497	37,842
Leasing commissions	4,067	6,761	5,857
Non-recurring capital expenditures	8,725	34,428	37,798
Total capital expenditures and leasing commissions (accrual basis)	50,249	118,275	104,922
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	71,935	35,805	45,084
Expenditures to be made in future periods for the current period	(16,357)	(73,227)	(63,283)
Total capital expenditures and leasing commissions (cash basis)	$105,827	$80,853	$86,723

Our share of square feet leased	1,350	1,847	1,674
Tenant improvements and leasing commissions per square foot per annum	$4.67	$6.41	$5.70
Percentage of initial rent	11.6%	15.9%	14.8%

Development and redevelopment expenditures:
The Bartlett	$67,580	$103,878	$38,163
2221 South Clark Street (residential conversion)	15,939	23,711	3,481
Other	56,863	40,696	42,001
	$140,382	$168,285	$83,645

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Year Ended December 31,
	2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$22,047	$41,874	$35,785
Tenant improvements	9,923	33,330	24,188
Leasing commissions	2,396	8,221	7,410
Non-recurring capital expenditures	5,589	1,207	20,109
Total capital expenditures and leasing commissions (accrual basis)	39,955	84,632	87,492
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	37,022	27,843	27,829
Expenditures to be made in future periods for the current period	(1,402)	(30,331)	(45,205)
Total capital expenditures and leasing commissions (cash basis)	$75,575	$82,144	$70,116

Development and redevelopment expenditures:
220 Central Park South	$303,974	$158,014	$78,059
theMART	24,788	588	3,066
Wayne Towne Center	8,461	20,633	19,740
Other	10,757	15,120	145,871
	$347,980	$194,355	$246,736

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Lion Resources,
(ground leased through 2098)								Parsons Brinckerhoff, Symantec Corporation,
-Office	100.0%	92.0%	$62.09	2,252,000	2,252,000	-		United Health Care, URS Corporation Group Counseling,
								Bank of America, Kmart Corporation,
-Retail	100.0%	98.8%	129.57	270,000	270,000	-		Shake Shack, Starbucks
	100.0%	92.7%	69.31	2,522,000	2,522,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	99.8%	56.98	1,582,000	1,582,000	-	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	69.7%	234.56	49,000	49,000	-	-	Chase Manhattan Bank
	100.0%	98.9%	62.32	1,631,000	1,631,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	58.43	1,115,000	1,115,000	-	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	144.92	36,000	36,000	-	-	Madison Square Garden
	100.0%	99.1%	61.13	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	98.2%	62.19	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	97.6%	126.33	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone
-Office	100.0%	87.4%	59.58	700,000	700,000	-	50,150	Deutsch, Inc., Yodle, Inc., Footlocker
-Retail	100.0%	81.4%	100.00	18,000	18,000	-	-
	100.0%	87.2%	59.58	718,000	718,000	-	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	284.02	43,000	43,000	-	97,706	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	62.96	458,000	458,000	-	300,000	Amazon
-Retail	53.0%	100.0%	273.17	21,000	21,000	-	-	Amazon
	53.0%	100.0%	72.18	479,000	479,000	-	300,000

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	256.49	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	84.99	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	175.79	6,000	6,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	67.4%	$95.00		8,000	8,000	-	$-

150 West 34th Street
-Retail	100.0%	100.0%	70.28		78,000	78,000	-	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	94.67		3,000	3,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	493.49		3,000	3,000	-	-

131-135 West 33rd Street
-Retail	100.0%	100.0%	39.62		23,000	23,000	-	-

486 Eighth Avenue
-Retail	100.0%	-	-		3,000	-	3,000	-

Total Penn Plaza					7,811,000	7,792,000	19,000	2,257,856

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	58.97	(3)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
-Office	100.0%	98.2%	71.88		543,000	543,000	-		Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Retail	100.0%	13.9%	17.86		2,000	2,000	-
	100.0%	97.9%	71.68		545,000	545,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	249.99		23,000	23,000	-	-	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	91.09		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	262.47		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,927,000	1,927,000	-	350,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management,
-Office	100.0%	94.5%	$93.03	870,000	870,000	-	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	252.83	15,000	15,000	-	-	Redeye Grill L.P.
	100.0%	94.6%	95.74	885,000	885,000	-	375,000

57th Street - 2 buildings
-Office	50.0%	92.7%	56.04	81,000	81,000	-	19,753	Various
-Retail	50.0%	100.0%	125.72	22,000	22,000	-	-
	50.0%	94.3%	70.92	103,000	103,000	-	19,753

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	269.72	4,000	4,000	-	-	Lindy's
	51.2%	100.0%	83.22	169,000	169,000	-	20,500

Total Midtown West				1,157,000	1,157,000	-	415,253

Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc, Franklin Templeton Co. LLC,
-Office	50.0%	92.2%	98.30	1,223,000	1,223,000	-	900,000	PJT Partners, Investcorp International Inc.
-Retail	50.0%	100.0%	96.52	26,000	26,000	-	-	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	92.3%	98.26	1,249,000	1,249,000	-	900,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	100.18	554,000	554,000	-	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	211.34	17,000	17,000	-	-	Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	103.49	571,000	571,000	-	400,000

Total Park Avenue				1,820,000	1,820,000	-	1,300,000

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
								Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	95.8%	76.14	935,000	935,000	-		PricewaterhouseCoopers LLP (lease not yet commenced)
-Retail	100.0%	100.0%	128.71	24,000	24,000	-		Citibank, Starbucks
	100.0%	95.9%	77.46	959,000	959,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	88.6%	73.95	809,000	809,000	-	150,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	299.51	33,000	33,000	-	-	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	89.1%	82.79	842,000	842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	100.0%	146.29	66,000	66,000	-	-	The North Face, The Yard (lease not yet commenced)

Total Grand Central				1,867,000	1,867,000	-	150,000

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		90.6%	$89.45	245,000	245,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%		96.1%	906.66	68,000	68,000	-		Victoria's Secret, Dyson (lease not yet commenced)
	100.0%		91.8%	266.99	313,000	313,000	-	$-

666 Fifth Avenue									Colliers International NY LLC, Fulbright & Jaworski,
-Office (Office Condo)	49.5%		-	-	1,403,000	-	1,403,000	1,396,637	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%		-	-	45,000	-	45,000	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	(4)	100.0%	434.32	114,000	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
			100.0%	434.32	1,562,000	114,000	1,448,000	1,786,637

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		97.0%	80.09	293,000	293,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%		100.0%	805.31	30,000	30,000	-		Coach, Prada
	100.0%		97.3%	147.45	323,000	323,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		94.9%	111.41	525,000	525,000	-	800,000	Willett Advisors LLC
-Retail	20.1%		100.0%	992.24	67,000	27,000	40,000	-	Bottega Veneta Inc., Moncler USA Inc.
	20.1%		95.5%	211.10	592,000	552,000	40,000	800,000

689 Fifth Avenue
-Office	100.0%		90.0%	78.24	82,000	82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	811.42	18,000	18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%		91.8%	210.21	100,000	100,000	-	-

655 Fifth Avenue
-Retail	92.5%		100.0%	222.53	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,461.56	26,000	26,000	-	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					2,973,000	1,485,000	1,488,000	3,176,637

Midtown South:
770 Broadway
-Office	100.0%		98.0%	80.72	990,000	990,000	-	700,000	Facebook, AOL (Verizon), J. Crew
-Retail	100.0%		100.0%	56.17	168,000	168,000	-	-	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		98.3%	77.16	1,158,000	1,158,000	-	700,000

One Park Avenue									New York University, Clarins USA Inc.,
-Office	55.0%		92.8%	49.81	870,000	870,000	-	300,000	Public Service Mutual Insurance
-Retail	55.0%		100.0%	64.52	79,000	79,000	-	-	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		93.4%	51.03	949,000	949,000	-	300,000

4 Union Square South									Burlington Coat Factory, Whole Foods Market, DSW, Forever 21
-Retail	100.0%		100.0%	100.69	206,000	206,000	-	116,022

692 Broadway
-Retail	100.0%		100.0%	88.24	36,000	36,000	-	-	Equinox, AOL

Other
-Retail	50.0%		-	-	32,000	-	32,000	30,000

Total Midtown South					2,381,000	2,349,000	32,000	1,146,022

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.5%	$79.95	2,031,000	2,031,000	-	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	170.59	79,000	79,000	-	-	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.5%	83.34	2,110,000	2,110,000	-	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	95.0%	61.44	93,000	93,000	-
-Retail	100.0%	100.0%	453.98	44,000	44,000	-		Topshop
	100.0%	96.6%	187.51	137,000	137,000	-	-

Total Rockefeller Center				2,247,000	2,247,000	-	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	92.6%	38.37	245,000	245,000	-	-	Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.90	5,000	5,000	-	-	TD Bank
	100.0%	92.7%	39.64	250,000	250,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	238.79	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	112.57	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	4,000	-	4,000
-Residential (4 units)	100.0%	-		9,000	-	9,000
	100.0%			13,000	-	13,000	-

334 Canal Street
-Retail	100.0%	-	-	4,000	4,000	-
-Residential (4 units)	100.0%	100.0%		11,000	11,000	-
	100.0%			15,000	15,000	-	-

155 Spring Street
-Retail	100.0%	100.0%	116.33	50,000	50,000	-	-	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	148.44	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	274.05	6,000	6,000	-		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other
-Residential (26 units)	100.0%	96.2%	-	35,000	35,000	-	-

Total Soho				228,000	215,000	13,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$246.12	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	46.5%	1,558.06	46,000	46,000	-		T-Mobile, Invicta, Swatch Group USA, Laline
-Theatre	100.0%	100.0%	13.15	62,000	62,000	-		Nederlander-Marquis Theatre
	100.0%	77.2%	385.07	108,000	108,000	-	-

Total Times Square				268,000	268,000	-	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	603.91	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	474.15	8,000	8,000	-		Berluti
-Residential (8 units)	100.0%	50.0%		5,000	5,000	-
	100.0%			13,000	13,000	-	-

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	-
-Retail	100.0%	100.0%	1,124.83	11,000	11,000	-		John Varvatos, Nespresso USA, J. Crew
	100.0%			23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%	100.0%	145.66	23,000	23,000	-	-	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	100.0%	-	15,000	15,000	-
-Residential (8 units)	100.0%	75.0%		7,000	7,000	-
	100.0%			22,000	22,000	-	-

Total Upper East Side				99,000	99,000	-	80,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.5%	32.92	471,000	471,000	-	60,782	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	51.02	184,000	184,000	-	-	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	81.83	581,000	581,000	-	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	75.57	45,000	45,000	-	-	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	81.39	626,000	626,000	-	625,000

Total Chelsea/Meatpacking District				810,000	810,000	-	625,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	95.4%		283,000	283,000	-	$80,000

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	95.8%		1,185,000	1,185,000	-	550,000
-Retail	50.1%	100.0%	$45.31	72,000	60,000	12,000	-	Duane Reade, Food Emporium
	50.1%			1,257,000	1,245,000	12,000	550,000

New Jersey:
Paramus
-Office	100.0%	94.7%	21.99	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	86.7%	56.77	44,000	44,000	-	-	Nike

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	-	-	173,000	-	173,000	61,650

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	-	-	147,000	-	147,000	90,000
-Retail	45.1%	-	-	23,000	-	23,000	-	Starbucks (lease not commenced)
	45.1%	-	-	170,000	-	170,000	90,000
606 Broadway (19 East Houston Street)
-Office	50.0%	-	-	23,000	-	23,000	-
-Retail	50.0%	-	-	11,000	-	11,000	25,768
	50.0%			34,000	-	34,000	25,768

Total Properties to be Developed				377,000	-	377,000	177,418

New York Office:

Total		96.0%	$70.98	21,973,000	20,227,000	1,746,000	$8,972,874

Vornado's Ownership Interest		96.3%	$68.90	17,829,000	16,962,000	867,000	$6,062,007

New York Retail:

Total		97.3%	$215.95	2,858,000	2,672,000	186,000	$1,716,094

Vornado's Ownership Interest		97.1%	$213.85	2,555,000	2,464,000	91,000	$1,561,860

New York Residential:

Total		96.0%		1,568,000	1,559,000	9,000	$630,000

Vornado's Ownership Interest		95.7%		835,000	826,000	9,000	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$113.95	889,000	889,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	185.06	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	124.66	1,063,000	1,063,000	-	650,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.55	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.79	609,000	609,000	-	259,901	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	98.1%	-	255,000	255,000	-	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.8%	77.04	2,437,000	2,437,000	-	1,056,147

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Total New York		96.5%	$86.05	30,236,000	28,295,000	1,941,000	$12,375,115

Vornado's Ownership Interest		96.5%	$73.39	23,409,000	22,442,000	967,000	$8,281,528

(1)

Weighted average annual rent per square foot for office properties excludes garages and diminimous amounts of storage space.  Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.
(3)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.70 PSF.
(4)	75,000 square feet is leased from the office condo.
(5)	Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	89.7%	$43.97	2,325,000	2,325,000	-		$216,629	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado/Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street/12th Street - 5 buildings	100.0%	83.2%	37.05	1,546,000	1,546,000	-		53,708	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive/	100.0%	86.8%	38.57	1,482,000	1,452,000	30,000	*	37,307	General Services Administration,
241-251 18th Street - 4 buildings									Chemonics, Dominion Dental, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	100.0%	41.75	869,000	377,000	492,000	*	-	General Services Administration, Lockheed Martin,
- 3 buildings									University of Phoenix, Inc.

2100/2200 Crystal Drive - 2 buildings	100.0%	73.0%	36.93	532,000	532,000	-		-	General Services Administration, Deloitte LLP,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	52.4%	32.15	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	94.6%	24.15	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	49.78	57,000	57,000	-		-	Various

Total Crystal City	100.0%	86.0%	40.16	7,200,000	6,531,000	669,000		307,644

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	46.33	686,000	686,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	92.4%	65.47	622,000	622,000	-		273,000	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	67.60	380,000	380,000	-		143,415	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

875 15th Street, NW - Bowen Building	100.0%	84.5%	70.04	231,000	231,000	-		-	Paul Hastings LLP, General Services Administration

1101 17th Street, NW	55.0%	99.4%	49.05	216,000	216,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	92.3%	46.54	205,000	205,000	-		14,853	General Services Administration
(ground leased through 2061)

1700 M Street	100.0%	-	-	333,000	-	333,000		28,728

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1501 K Street, NW	5.0%		91.5%	$66.83	402,000	402,000	-		$-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		75.2%	77.96	129,000	129,000	-		-	Abbott Laboratories, Abbvie US LLC

Total Central Business District			94.2%	58.10	3,204,000	2,871,000	333,000		675,996

Rosslyn/Ballston:
2200/2300 Clarendon Blvd	100.0%		94.6%	46.31	639,000	639,000	-		11,000	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		64.0%	42.15	741,000	493,000	248,000	*	38,366	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn/Ballston			86.4%	45.43	1,380,000	1,132,000	248,000		49,366

Reston:
Commerce Executive - 3 buildings	100.0%	`	94.1%	35.32	407,000	393,000	14,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		97.6%	32.34	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Total Washington, DC office properties(3)			88.0%	$45.40	12,405,000	11,141,000	1,264,000		$1,033,006

Vornado's Ownership Interest			88.3%	$44.05	11,248,000	10,123,000	1,125,000		$877,180

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%	%		Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy		PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings
(1,670 units)	100.0%	97.7%		$-	1,802,000	1,802,000	-		$307,710

WestEnd25 (283 units)	100.0%	97.2%		-	273,000	273,000	-		100,841

220 20th Street (265 units)	100.0%	97.7%		-	269,000	269,000	-		68,426

2221 South Clark Street (216 units)	100.0%	100.0%		-	171,000	171,000	-		-	WeWork (residential and office)

The Bartlett - 1 building
-Residential (699 units)	100.0%	75.3%	(4)	-	577,000	434,000	143,000
-Retail	100.0%	100.0%		-	43,000	43,000	-			Whole Foods
	100.0%				620,000	477,000	143,000		-

Rosslyn Plaza - 2 buildings (196 units)	43.7%	96.9%		-	253,000	253,000	-		-

Total Residential		97.8%		-	3,388,000	3,245,000	143,000		476,977

Other:
Crystal City Hotel	100.0%	100.0%		-	266,000	266,000	-		-

Met Park/Warehouses - 1 building	100.0%	100.0%		-	129,000	53,000	76,000	*	-

Other - 3 buildings	100.0%	100.0%		-	11,000	11,000	-		-

Total Other		100.0%			406,000	330,000	76,000		-

Total Washington, DC		90.2%		$45.40	16,199,000	14,716,000	1,483,000		$1,509,983

Vornado's Ownership Interest		90.5%		$44.05	14,900,000	13,556,000	1,344,000		$1,354,157

* We do not capitalize interest or real estate taxes on this space.

(1)				Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)				Represents the contractual debt obligations.
(3)				Reclassified Fashion Centre Mall/Washington Tower from the Washington, DC segment to Other.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	98.0%	$69.34	1,505,000	1,505,000	-	$579,795	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	55.6%	58.00	233,000	233,000	-	-	Bank of America, Regus

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		92.4%	$68.43	1,802,000	1,738,000	64,000	$579,795

Vornado's Ownership Interest		92.4%	$68.43	1,262,000	1,217,000	45,000	$407,511

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.2%	$36.01	1,955,000	1,955,000	-		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.5%	45.71	1,609,000	1,609,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.8%	46.57	88,000	88,000	-
	100.0%	98.9%	40.41	3,652,000	3,652,000	-	$675,000

Other (2 properties)	50.0%	100.0%	36.55	19,000	19,000	-	33,701

Total theMART		98.9%	$40.39	3,671,000	3,671,000	-	$708,701

Vornado's Ownership Interest		98.9%	$40.39	3,662,000	3,662,000	-	$691,850

(1)			Weighted average annual rent per square foot excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
	Fund			Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$221.59	95,000	95,000	-		Sephora, Bank of America
- Residential (39 units)	100.0%		84.6%		59,000	59,000	-
	100.0%				154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	682.06	11,000	11,000	-	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	147.57	46,000	46,000	-
- Office	75.3%	(2)	61.4%	44.33	194,000	194,000	-		American Management Association
	75.3%	(2)	68.8%	64.12	240,000	240,000	-	310,000

501 Broadway	100.0%		100.0%	263.66	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		96.0%	38.62	246,000	246,000	-	61,735	Ares Management LLC, Meredith Corp., West Publishing Corp.,
									Syska Hennessy Group, Symantec Corp., X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		96.3%	209.40	49,000	49,000	-		Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	38.64	79,000	79,000	-		Regal Cinema
	100.0%		98.6%	102.68	128,000	128,000	-	66,000

Total Real Estate Fund	92.5%		89.8%		788,000	788,000	-	$666,735

Vornado's Ownership Interest	27.4%		86.3%		216,000	216,000	-	$147,541

(1) Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants
OTHER:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$29.62	656,000	201,000	443,000	12,000	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Virginia (Pentagon City):
Fashion Centre Mall(4)	7.5%	96.9%	49.96	869,000	869,000	-	-	410,000	Macy's, Nordstrom

Washington Tower(4)	7.5%	100.0%	45.40	170,000	170,000	-	-	40,000	Computer Science Corp.

Total Other		98.5%	$39.24	1,823,000	1,368,000	443,000	12,000	$450,000

Vornado's Ownership Interest		99.8%	$28.26	862,000	407,000	443,000	12,000	$34,000

(1) Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.
(4) Reclassified to Other from the Washington, DC segment.